UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2022

Centennial Resource Development, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37697	47-5381253
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1001 Seventeenth Street, Suite 1800 Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (720) 499-1400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	CDEV	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Business Combination Agreement

On May 19, 2022, Centennial Resource Development, Inc., a Delaware corporation (“Centennial”), Centennial Resource Production, LLC, a Delaware limited liability company and subsidiary of Centennial (“Merger Sub” and, together with Centennial, the “Centennial Parties”), Colgate Energy Partners III, LLC, a Delaware limited liability company (“Colgate”), and, solely for purposes of the specified provisions therein, Colgate Energy Partners III MidCo, LLC, a Delaware limited liability company (the “Colgate Unitholder”), entered into a Business Combination Agreement (the “Business Combination Agreement”), pursuant to which, subject to the satisfaction or waiver of certain conditions in the Business Combination Agreement, Merger Sub will merge with and into Colgate (the “Merger”), with Merger Sub surviving the Merger as a subsidiary of Centennial (the “Surviving Company”). Capitalized terms used in this Current Report on Form 8-K (this “Report”) but not otherwise defined herein have the means given to them in the Business Combination Agreement.

Pursuant to the terms of the Business Combination Agreement and subject to the conditions therein, at the effective time of the Merger (the “Effective Time”), (a) all membership interests of Merger Sub, issued and outstanding immediately prior to the Effective Time, will be converted into the Pass Through Number of validly issued, fully paid and nonassessable (except as limited by the DLLCA) Surviving Company Units free and clear of all liens (other than restrictions on transfer under applicable securities laws and the Organizational Documents of the Surviving Company) and Centennial shall remain as the manager of the Surviving Company, and (b) all of the Colgate Unitholder’s membership interest in Colgate will be exchanged for 269,300,000 shares of Class C common stock, par value $0.0001 per share, of Centennial (“Centennial Class C Common Stock”) (the “Centennial Stock Consideration”), 269,300,000 Surviving Company Units (the “Surviving Company Unit Consideration” and, together with the Centennial Stock Consideration, the “Share Consideration”) and $525,000,000 (the “Cash Consideration,” and, together with the Share Consideration, the “Merger Consideration”). At the closing of the transactions contemplated by the Business Combination Agreement (the “Closing”), including the Merger (the “Transactions”), the Merger Consideration may be adjusted downward pursuant to customary title and environmental defect considerations set forth in the Business Combination Agreement in the following proportions: twenty percent to the Cash Consideration, and eighty percent to the Share Consideration.

The board of directors of Centennial (the “Centennial Board”) has unanimously (a) determined that the Business Combination Agreement and the Transactions contemplated thereby, including the Merger, are advisable and fair to, and in the best interests of, the stockholders of Centennial (the “Centennial Stockholders”), (b) approved and declared advisable the Business Combination Agreement and the Transactions, including the issuance of shares of Centennial Class C Common Stock to the Colgate Unitholder (and the issuance of the Class A common stock, par value $0.0001 per share, of Centennial (“Centennial Class A Common Stock” and, together with Centennial Class C Common Stock, “Centennial Common Stock”) issuable upon the exchange of the Surviving Company Units in accordance with the A&R LLC Agreement (as defined below)) and (c) resolved, subject to applicable Law, to recommend that the Centennial Stockholders approve the Proposals (as defined below) and to include such recommendation in the Proxy Statement (as defined below) (the “Centennial Recommendation”).

The Business Combination Agreement contains customary representations, warranties and covenants made by each of Colgate and the Centennial Parties. Colgate and the Centennial Parties have agreed, among other things, to operate their respective businesses in the ordinary course in all material respects consistent with past practice, subject to certain exceptions, during the period between the execution of the Business Combination Agreement (the “Execution Date”) and the Effective Time.

The completion of the Transactions is subject to certain customary conditions, including, among others, the following: (a) there being no law or injunction prohibiting the consummation of the Transactions; (b) the expiration or termination of all applicable waiting periods, if any, under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, applicable to the Transactions, and any agreement with any government entity not to consummate the Transactions; (c) (i) the affirmative vote of the holders of a majority of the shares of Centennial Common Stock outstanding on the record date at Centennial’s stockholder meeting (the “Centennial Stockholders’ Meeting”) approving and adopting the A&R Centennial Charter (as defined below) (the “Charter Proposal”), (ii) the affirmative vote of the holders of a majority of the shares of Centennial Common Stock outstanding on the record date at Centennial’s stockholder meeting approving the issuance of the shares of Centennial Class C Common Stock pursuant to the Business Combination Agreement and the Centennial Class A Common Stock issuable upon the exchange of the Surviving Company Units in accordance with the A&R LLC Agreement, in each case in accordance with the rules of the Nasdaq (the “Exchange Proposal”) and (iii) a non-binding advisory vote on compensation payable to executive officers of Centennial in connection with the Transactions (the “Advisory Compensation Proposal” and, together with the Charter Proposal and the Exchange Proposal, the “Proposals,” and such votes with respect to such Proposals, the “Centennial Stockholder Approval”); (d) approval for listing on the Nasdaq of the shares of Centennial Class A Common Stock issuable upon redemption or exchange of the Surviving Company Units in accordance with the A&R LLC Agreement; (e) subject to specified materiality standards, the accuracy of certain representations and warranties of each party; (f) compliance by each party in all material respects with their respective covenants included in the Business Combination Agreement; and (g) delivery by the applicable parties of executed counterparts to each of the Voting Agreement (as defined below), the A&R LLC Agreement and the Registration Rights Agreement (as defined below).

The Business Combination Agreement may be terminated under the following circumstances prior to the Closing: (a) by the mutual prior written consent of Centennial and Colgate, (b) subject to certain limited exceptions, by either Centennial or Colgate if the Closing has not occurred on or before February 19, 2023; (c) by either Centennial or Colgate if any law or governmental order (whether temporary, preliminary or permanent) has been enacted, issued or promulgated after the Execution Date that is in effect and has the effect of making the Transactions illegal or otherwise prohibiting consummation of the Transactions; (d) by either Centennial or Colgate if the Centennial Stockholder Approval is not obtained at the Centennial Stockholders’ Meeting; (e) by Colgate if the representations and warranties of the Centennial Parties are not true and correct or if the Centennial Parties fail to perform any covenant or agreement set forth in the Business Combination Agreement such that certain conditions to the Closing cannot be satisfied and the breach or breaches of such representations or warranties or the failure to perform such covenant or agreement, as applicable, are not cured and cannot be cured within certain specified time periods, provided, that Colgate is not then in material breach of any of its representations, warranties, covenants or agreements contained in the Business Combination Agreement, which breach or failure to perform would render a condition precedent to the Centennial Parties’ obligations to consummate the Transactions not capable of being satisfied; (f) by Colgate if, prior to the receipt of the Centennial Stockholder Approval, the Centennial Board or any committee thereof (i) makes a Parent Recommendation Change, (ii) does not include the Centennial Recommendation in the Proxy Statement or (iii) resolves, agrees to, publicly proposes to or allows Centennial to publicly propose to take any of the actions in the foregoing clauses (i) through (ii); (g) by Colgate if, following the Execution Date, there has been any change, event, development, circumstance, condition, occurrence or effect or combination of the foregoing that has resulted in, or would reasonably be expected to result in, a Parent Material Adverse Effect; (h) by Colgate if, prior to the receipt of the Centennial Stockholder Approval, Centennial materially breaches its obligation not to solicit a Parent Acquisition Proposal, subject to certain exceptions; (i) by Centennial, if the representations and warranties of Colgate are not true and correct or if Colgate or the Colgate Unitholder fails to perform any covenant or agreement set forth in the Business Combination Agreement such that certain conditions to the Closing cannot be satisfied and the breach or breaches of such representations or warranties or the failure to perform such covenant or agreement, as applicable, are not cured or cannot be cured within certain specified time periods, provided, that the Centennial Parties are not then in material breach of any of their respective representations, warranties, covenants or agreements contained in the Business Combination Agreement, which breach or failure to perform would render a condition precedent to Colgate’s obligations to consummate the Transactions not capable of being satisfied; and (j) by Centennial if, following the Execution Date, there has been any change, event, development, circumstance, condition, occurrence or effect or combination of the foregoing that has resulted in, or would reasonably be expected to result in, a Company Material Adverse Effect.

If the Business Combination Agreement is validly terminated, none of the parties to the Business Combination Agreement will have any liability or any further obligation under the Business Combination Agreement other than customary confidentiality obligations and the Termination Fee payments described below, except in the case of Fraud or willful breach of the Business Combination Agreement prior to such termination.

In the event that (a) the Business Combination Agreement is terminated (x) by Colgate if, prior to the receipt of the Centennial Stockholder Approval, the Centennial Board or any committee thereof (i) makes a Parent Recommendation Change, (ii) does not include the Centennial Recommendation in the Proxy Statement or (iii) resolves, agrees to, publicly proposes to or allows Centennial to publicly propose to take any of the actions in the foregoing clauses (i) and (ii), or (y) by Colgate if, prior to the receipt of the Centennial Stockholder Approval, Centennial materially breaches its obligation not to solicit a Parent Acquisition Proposal, subject to certain exceptions, (b) (x) prior to the Centennial Stockholders’ Meeting, a Parent Acquisition Proposal is publicly proposed or publicly disclosed after the Execution Date, (y) the Business Combination Agreement is terminated by Centennial or Colgate due to (i) the Closing not occurring on or before the Outside Date, (ii) the Centennial Stockholder Approval not being obtained at the Centennial Stockholders’ Meeting or (iii) the representations and warranties of the Centennial Parties not being true and correct or the Centennial Parties’ failure to perform any covenant or agreement set forth in the Business Combination Agreement, and (z) concurrently with or within nine months of any such termination described in clause (b)(y), Centennial or any of its Subsidiaries enters into a definitive agreement with respect to, or otherwise consummates, any Parent Acquisition Proposal with respect to Centennial, (c) the Business Combination Agreement is terminated by Centennial or Colgate due to the Closing not occurring on or before the Outside Date, and at the time of such termination, (x) the Centennial Stockholder Approval has not been obtained and (y) Colgate would have been permitted to terminate the Business Combination Agreement due to (i) the Centennial Board or any committee thereof (1) making a Parent Recommendation Change, (2) not including the Centennial Recommendation in the Proxy Statement or (3) resolving, agreeing to, publicly proposing to or allowing Centennial to publicly propose to take any of the actions in the foregoing clauses (1) and (2), in each case, prior to the receipt of the Centennial Stockholder Approval or (ii) prior to the receipt of the Centennial Stockholder Approval, Centennial materially breaching its obligation not to solicit a Parent Acquisition Proposal, subject to certain exceptions, Centennial shall pay Colgate an amount equal to $72,000,000.

The foregoing description of the Business Combination Agreement is qualified in its entirety by reference to the full text of the Business Combination Agreement, a copy of which will be filed as an exhibit to a future Current Report on Form 8-K of the Company. It is not intended to provide any other factual information about Centennial or Colgate. In particular, the assertions embodied in the representations and warranties contained in the Business Combination Agreement are qualified by information in confidential Disclosure Schedules provided by Centennial to Colgate and by Colgate to Centennial in connection with the signing of the Business Combination Agreement. These confidential Disclosure Schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Business Combination Agreement. Moreover, certain representations and warranties in the Business Combination Agreement were used for the purpose of allocating risk between Centennial and Colgate rather than establishing matters as facts. Accordingly, you should not rely on the representations and warranties in the Business Combination Agreement as characterizations of the actual state of facts about Centennial or Colgate.

Voting Agreement

On May 19, 2022, in connection with the execution of the Business Combination Agreement, Centennial, Colgate, and certain stockholders of Centennial named therein (the “Centennial Holders”) entered into a Voting and Support Agreement (the “Voting Agreement”), pursuant to which and subject to the terms and conditions thereof, the Centennial Holders agreed to vote all of the shares of Centennial Class A Common Stock beneficially owned by the Centennial Holders in favor of the approval of the Proposals at the Centennial Stockholders’ Meeting.

The foregoing description of the Voting Agreement is qualified in its entirety by reference to the full text of the Voting Agreement, which is attached to this Report as Exhibit 10.1 and incorporated herein by reference in its entirety.

Sixth Amended and Restated Limited Liability Company Agreement of Merger Sub

In connection with the Transactions, at the Effective Time, the Fifth Amended and Restated Limited Liability Company Agreement of Merger Sub, dated as of October 11, 2016 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, together with all schedules, exhibits and annexes thereto) will be amended and restated in its entirety to, among other things, recapitalize the authorized equity securities of the Surviving Company (including the reclassification of all membership interests of Merger Sub into Surviving Company Units, with the rights, preferences and obligations set forth therein), permit the issuance and ownership of the Surviving Company Units as contemplated by the Transactions, with the rights, preferences, and obligations set forth therein and admit the Colgate Unitholder as a member of the Surviving Company (as amended and restated, the “A&R LLC Agreement”).

Fourth Amended and Restated Certificate of Incorporation of Centennial

In connection with the Transactions, at the Effective Time and subject to obtaining the Centennial Stockholder Approval, the Third Amended and Restated Certificate of Incorporation of Centennial will be amended and restated in its entirety to, among other things, increase the authorized capital stock of Centennial to provide additional capacity for the equity consideration to be issued in connection with the Transactions and for future issuances (as amended and restated, the “A&R Centennial Charter”).

Registration Rights Agreement

Contemporaneously with the Closing, in connection with the Transactions, Centennial, the Colgate Unitholder, and each of the parties designated by the Colgate Unitholder and listed on the signature pages thereto (each such party, as well as the Colgate Unitholder, a “Holder” and collectively, the “Holders”) will enter into a Registration Rights Agreement (the “Registration Rights Agreement”) to be effective as of the Closing, pursuant to which Centennial will agree to register for resale, pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), (a) shares of Centennial Class A Common Stock issuable upon the redemption or exchange of the Surviving Company Units in accordance with the A&R LLC Agreement, (b) any outstanding shares of Centennial Class A Common Stock or any other equity security (including the shares of Centennial Class A Common Stock issued or issuable upon the exercise of any other equity security) of Centennial held by a Holder as of the date of the Registration Rights Agreement, and (c) any other equity security of Centennial issued or issuable with respect to any such share of Centennial Class A Common Stock by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or reorganization (collectively, the “Registrable Securities”). At any time that the registration statement is effective, subject to the lock-up described below, any Holder may, subject to certain customary exceptions and limitations on number of requests, request to sell all or a portion of its Registrable Securities in an underwritten offering pursuant to the registration statement. In addition, the Holders will have, subject to certain customary exceptions, certain demand and “piggyback” registration rights with respect to underwritten offerings.

Pursuant to the Registration Rights Agreement, the Holders have, subject to limited exceptions, agreed to a lock-up on their respective shares of Centennial Class A Common Stock and Centennial Class C Common Stock following consummation of the Merger, pursuant to which such parties will not transfer such shares of Centennial Class A Common Stock or Centennial Class C Common Stock for a period of six months following the Closing.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosure set forth in Item 1.01 above is incorporated into this Item 3.02 by reference. Centennial intends to issue the Centennial Class C Common Stock to the Colgate Unitholder in reliance on the exemption from registration requirements under the Securities Act, pursuant to Section 4(a)(2) thereof.

Item 7.01	Regulation FD Disclosure.

On May 19, 2022, Centennial and Colgate issued a joint press release announcing the execution of the Business Combination Agreement. A copy of the press release is attached as Exhibit 99.1 to this Report and is incorporated into this Item 7.01 by reference. On May 19, 2022, Centennial also posted to its website an investor presentation related to the Merger. A copy of the Investor Presentation is attached as Exhibit 99.2 and incorporated herein by reference.

The information set forth in this Item 7.01 and the Exhibits incorporated by reference herein shall not be deemed “filed” for purposes of Section 18 of the Securities Act.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Description

10.1	Voting and Support Agreement, dated as of May 19, 2022, by and among Centennial Resource Development, Inc., Riverstone VI Centennial QB Holdings, L.P., REL US Centennial Holdings, LLC, Riverstone Non-ECI USRPI AIV, L.P., Silver Run Sponsor, LLC and Colgate Energy Partners III, LLC.

99.1	Joint Press Release dated May 19, 2022.

99.2	Investor Presentation dated May 19, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking Statements

This Report includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, included in this Report regarding the proposed business combination between Centennial and Colgate (the “Merger”) or the strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management of Centennial, Colgate and/or the combined company are forward-looking statements. When used in this Report, the words “could,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” “goal,” “plan,” “target” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. These statements include, but are not limited to, statements about Centennial’s and Colgate’s ability to effect the Merger; the expected benefits and timing of the Merger; future dividends and share repurchases; and future plans, expectations, and objectives for the combined company’s operations after completion of the Merger, including statements about strategy, synergies, future operations, financial position, estimated revenues, projected production, projected costs, prospects, plans, and objectives of management. While forward-looking statements are based on assumptions and analyses that management of Centennial and Colgate believe to be reasonable under the circumstances, whether actual results and developments will meet such expectations and predictions depends on a number of risks and uncertainties that could cause actual results, performance, and financial condition to differ materially from such expectations. Any forward-looking statement made in this news release speaks only as of the date on which it is made. Factors or events that could cause actual results to differ may emerge from time to time, and it is not possible to predict all of them. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investors as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, the proxy statement to be filed in connection with the Merger, and the other documents filed by Centennial from time to time with the Securities and Exchange Commission (the “SEC”). These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. These risks and uncertainties may be amplified by the COVID-19 pandemic and the current military conflict in Ukraine, which have caused significant economic uncertainty. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Centennial and Colgate assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by securities and other applicable laws. Neither Centennial nor Colgate gives any assurance that any of Centennial, Colgate or the combined company will achieve its expectations.

Additional Information and Where to Find It

This Report relates to the proposed Merger between Centennial and Colgate. In connection with the proposed Merger, Centennial will file with the SEC a proxy statement on Schedule 14A (the “Proxy Statement”). Centennial will also file other documents regarding the proposed Merger with the SEC. The Proxy Statement will be sent or given to the Centennial stockholders and will contain important information about the Merger and related matters. INVESTORS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION WITH RESPECT TO THE MERGER AND THE OTHER TRANSACTIONS CONTEMPLATED BY THE BUSINESS COMBINATION AGREEMENT. You may obtain a free copy of the Proxy Statement (if and when it becomes available) and other relevant documents filed by Centennial with the SEC at the SEC’s website at www.sec.gov. You may also obtain Centennial’s documents on its website at www.cdevinc.com.

Participants in the Solicitation

Centennial, Colgate and certain of their respective directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in connection with certain matters related to the Merger and may have direct or indirect interests in the Merger. Information about Centennial’s directors and executive officers is set forth in Centennial’s Proxy Statement on Schedule 14A for its 2022 Annual Meeting of Stockholders, filed with the SEC on March 15, 2022, its Annual Report on Form 10-K for the fiscal year ended December 31, 2021, filed with the SEC on February 24, 2022, and its other documents filed with the SEC. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the SEC regarding the proposed transaction when they become available. Investors should read the Proxy Statement carefully when it becomes available before making any voting or investment decisions. Investors may obtain free copies of these documents using the sources indicated above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTENNIAL RESOURCE DEVELOPMENT, INC.

Date: May 19, 2022	By:	/s/ George S. Glyphis
George S. Glyphis Executive Vice President and Chief Financial Officer

Exhibit 10.1

Execution Version

VOTING AND SUPPORT AGREEMENT

This VOTING AND SUPPORT AGREEMENT, dated as of May 19, 2022 (the “Agreement”), by and among Centennial Resource Development, Inc., a Delaware corporation (“Parent”), Riverstone VI Centennial QB Holdings, L.P., a Delaware limited partnership (“Riverstone QB Holdings”), REL US Centennial Holdings, LLC, a Delaware limited liability company (“REL US”), Riverstone Non-ECI USRPI AIV, L.P., a Delaware limited partnership (“Riverstone Non-ECI”), Silver Run Sponsor, LLC, a Delaware limited liability company (“Silver Run Sponsor” and, together with Riverstone QB Holdings, REL US and Riverstone Non-ECI, “Holders” and each individually, “Holder”), and Colgate Energy Partners III, LLC, a Delaware limited liability company (the “Company”).

W I T N E S S E T H:

WHEREAS, concurrently with the execution and delivery of this Agreement, Parent has entered into a Business Combination Agreement, dated as of the date hereof (as may be amended, restated, supplemented or otherwise modified from time to time, the “Business Combination Agreement”), by and among Parent, Centennial Resource Production, LLC, a Delaware limited liability company and wholly owned subsidiary of Parent (“Merger Sub”), the Company, and, solely for purposes of the specified provisions therein, Colgate Energy Partners III MidCo, LLC, a Delaware limited liability company, pursuant to which, upon the terms and subject to the conditions set forth therein, at the Effective Time, the Company will merge with and into Merger Sub (the “Merger”), with Merger Sub surviving the Merger as a subsidiary of Parent;

WHEREAS, each Holder is the Beneficial Owner (as defined below) of such number of shares of Class A common stock, par value $0.0001 per share, of Parent (the “Parent Common Stock” and such shares of Parent Common Stock, but excluding shares Transferred in compliance with this Agreement, the “Shares”) set forth under its name on Schedule I hereto;

WHEREAS, concurrently with the execution and delivery of the Business Combination Agreement, and as a condition and an inducement to the Company entering into the Business Combination Agreement, Holders are entering into this Agreement with respect to the Shares; and

WHEREAS, Holders are willing, subject to the limitations herein, not to Transfer (as defined below) any of their Shares, and to vote their Shares in a manner so as to facilitate consummation of the Merger and the other transactions contemplated by the Business Combination Agreement.

NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements contained herein, and intending to be legally bound hereby, the parties agree as follows:

ARTICLE I

GENERAL

Section 1.1 Definitions. This Agreement is the “Voting Agreement” as defined in the Business Combination Agreement. For purposes of this Agreement, Parent shall not be deemed an Affiliate of Holders, and Parent and its Representatives are not Representatives of any Holder. Capitalized terms used but not defined herein shall have the respective meanings set forth in the Business Combination Agreement.

1

(a) “Beneficially Own” or “Beneficial Ownership” has the meaning assigned to such term in Rule 13d-3 under the Exchange Act, and a Person’s beneficial ownership of securities shall be calculated in accordance with the provisions of such Rule (in each case, irrespective of whether or not such Rule is actually applicable in such circumstance). For the avoidance of doubt, Beneficially Own and Beneficial Ownership shall also include record ownership of securities.

(b) “Beneficial Owners” shall mean Persons who Beneficially Own the referenced securities.

(c) “Transfer” means (i) any direct or indirect offer, sale, lease, assignment, encumbrance, loan, pledge, grant of a security interest, hypothecation, disposition or other similar transfer (by operation of law or otherwise), either voluntary or involuntary, or entry into any contract, option or other arrangement or understanding with respect to any offer, sale, lease, assignment, encumbrance, loan, pledge, hypothecation, disposition or other transfer (by operation of law or otherwise), of any Shares owned by any Holder (whether beneficially or of record), including in each case through the Transfer of any Person or any interest in any Person or (ii) in respect of any capital stock or interest in any capital stock, to enter into any swap or any other agreement, transaction or series of transactions that results in an amount of Shares subject to Article III that is less than the amount of Shares subject to Article III as of the date of this Agreement.

ARTICLE II

AGREEMENT TO RETAIN SHARES

Section 2.1 Transfer and Encumbrance of Shares.

(a) From the date of this Agreement until the earliest of (i) Parent Stockholder Approval being obtained, (ii) the termination of the Business Combination Agreement pursuant to and in compliance with the terms thereof, (iii) any amendment to the Business Combination Agreement that reduces the economic benefits to Holders contemplated thereby as of the date hereof or (iv) the termination of this Agreement by the written consent of the parties hereto (such earliest date, the “Termination Date”), each Holder shall not, with respect to any Shares Beneficially Owned by such Holder, (x) Transfer any such Shares or (y) deposit any such Shares into a voting trust or enter into a voting agreement or arrangement with respect to such Shares or grant any proxy (except as otherwise provided herein) or power of attorney with respect thereto.

(b) Notwithstanding Section 2.1(a), Holders may: (A) Transfer any Shares to any Person that (1) is a party to an agreement with the Company with substantially similar terms as this Agreement or (2) as a condition to such Transfer, agrees in a writing, reasonably satisfactory in form and substance to the Company, to be bound by this Agreement, and delivers a copy of such executed written agreement to the Company and Parent prior to the consummation of such transfer and/or (B) Transfer any Shares with the prior written consent of the Company and Parent.

2

(c) Nothing in this Agreement shall restrict (i) direct or indirect Transfers of equity or other interests in any Holder (it being understood that such Holder shall remain bound by this Agreement) or (ii) Transfers of any Shares by any Holder to an Affiliate of such Holder; provided, that a Transfer described in clause (ii) of this sentence shall be permitted only if, as a condition to such Transfer, the transferee agrees in a writing, reasonably satisfactory in form and substance to the Company and Parent, to be bound by all of the terms of this Agreement.

(d) Other than Shares Transferred in accordance with Section 2.1(b)(A)(1) or (2) or Section 2.1(c)(ii) or with respect to direct or indirect Transfers of equity or other interests in any Holder pursuant to Section 2.1(c)(i), any Shares that are Transferred in accordance with this Section 2.1 shall not be subject to the terms and conditions of this Agreement following such Transfer, and upon such Transfer the proxy granted by Holder in Article III with respect to such Shares shall be automatically revoked.

Section 2.2 Additional Purchases; Adjustments. Each Holder agrees that any shares of Parent Common Stock that such Holder purchases or otherwise acquires or with respect to which such Holder otherwise acquires voting power after the execution of this Agreement and prior to the Termination Date shall be subject to the terms and conditions of this Agreement to the same extent as if they constituted the Shares as of the date of this Agreement, and each Holder shall promptly notify Parent of the existence of any such after acquired Shares. In the event of any stock split, stock dividend, merger, reorganization, recapitalization, reclassification, combination, exchange of shares or the like of the capital stock of Parent affecting the Shares, the terms of this Agreement shall apply to the resulting securities.

Section 2.3 Unpermitted Transfers; Involuntary Transfers. Any Transfer or attempted Transfer of any Shares in violation of this Article II shall, to the fullest extent permitted by applicable Law, be null and void ab initio. In furtherance of the foregoing, each Holder hereby authorizes and instructs Parent to instruct its transfer agent to enter a stop transfer order with respect to all of the Shares; provided, that such stop transfer order shall be removed with respect to any Transfer permitted under this Agreement. If any involuntary Transfer of any of a Holder’s Shares shall occur, the transferee (which term, as used herein, shall include any and all transferees and subsequent transferees of the initial transferee) shall take and hold such Shares subject to all of the restrictions, liabilities and rights under this Agreement, which shall continue in full force and effect until valid termination of this Agreement.

ARTICLE III

AGREEMENT TO VOTE

Section 3.1 Agreement to Vote. Prior to the Termination Date, each Holder irrevocably and unconditionally agrees that it shall, at any meeting of the stockholders of Parent (whether annual or special and whether or not an adjourned or postponed meeting), however called, appear at such meeting or otherwise cause the Shares to be counted as present at such meeting for purpose of establishing a quorum and vote, or cause to be voted at such meeting, all Shares it owns:

(a) in favor of the Proposals; and

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(b) against (i) any agreement, transaction or proposal that relates to a Parent Acquisition Proposal or any other transaction, proposal, agreement or action made in opposition to adoption of the Business Combination Agreement or inconsistent with the Merger or matters contemplated by the Business Combination Agreement; (ii) any action or agreement that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of Parent or any of its Subsidiaries contained in the Business Combination Agreement; (iii) any action or agreement that would result in any condition to the consummation of the Merger or the transactions contemplated by the Business Combination Agreement set forth in Article VI of the Business Combination Agreement not being fulfilled; and (iv) any other action that would reasonably be expected to materially impede, interfere with, delay, discourage, postpone or adversely affect any of the transactions contemplated by the Business Combination Agreement, including the Merger, or this Agreement. Any attempt by a Holder to vote, consent or express dissent with respect to (or otherwise to utilize the voting power of), the Shares in contravention of this Section 3.1 shall be null and void ab initio. If any Holder is the Beneficial Owner, but not the holder of record, of any Shares, such Holder agrees to take all actions necessary to cause the holder of record and any nominees to vote (or exercise a consent with respect to) all of such Shares in accordance with this Section 3.1.

Notwithstanding anything to the contrary in this Agreement, each Holder shall remain free to vote (or execute consents or proxies with respect to) the Shares with respect to any matter other than as set forth in Section 3.1(a) and Section 3.1(b) in any manner such Holder deems appropriate.

Section 3.2 Proxy. Each Holder hereby irrevocably appoints as its proxy and attorney-in-fact, the Company and any person designated in writing by the Company, each of them individually, with full power of substitution and resubstitution, to consent to or vote the Shares as indicated in Section 3.1 above. Each Holder intends this proxy to be irrevocable and unconditional during the term of this Agreement and coupled with an interest and will take such further action or execute such other instruments as may be reasonably necessary to effect the intent of this proxy, and hereby revokes any proxy previously granted by such Holder with respect to the Shares (and each Holder hereby represents that any such proxy is revocable). The proxy granted by any Holder (i) shall be automatically revoked upon the occurrence of the Termination Date and (ii) may be terminated at any time by the Company in its sole election by written notice provided to such Holder.

ARTICLE IV

ADDITIONAL AGREEMENTS

Section 4.1 Waiver of Litigation. Each Holder agrees not to commence, join in, and agrees to take all actions necessary to opt out of any class in any class action with respect to, any claim, derivative or otherwise, against the Company or Parent or any of their respective affiliates and each of their successors or directors relating to the negotiation, execution or delivery of this Agreement or the Business Combination Agreement or the consummation of the transactions contemplated hereby or thereby, including any claim (a) challenging the validity of, or seeking to enjoin the operation of, any provision of this Agreement or the Business Combination Agreement (including any claim seeking to enjoin or delay the Closing) or (b) alleging a breach of any fiduciary duty of the Parent Board in connection with the negotiation and entry into this Agreement, the Business Combination Agreement or the transactions contemplated hereby or thereby, and hereby irrevocably waives any claim or rights whatsoever with respect to any of the foregoing.

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Section 4.2 Further Assurances. Each Holder agrees that from and after the date of this Agreement and until the Termination Date, each Holder shall take no action that would reasonably be likely to adversely affect or delay the ability to perform its covenants and agreements under this Agreement.

Section 4.3 Fiduciary Duties. Each Holder is entering into this Agreement solely in its capacity as the record owner or Beneficial Owner of the Shares and nothing herein is intended to or shall limit or affect any actions taken by any of such Holder’s designees serving in his or her capacity as a director of Parent (or a Subsidiary of Parent). The taking of any actions (or failures to act) by such Holder’s designees serving as a director of Parent (in such capacity as a director) shall not be deemed to constitute a breach of this Agreement.

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF HOLDERS

Section 5.1 Representations and Warranties. Each Holder hereby represents and warrants as follows:

(a) Ownership. Such Holder has, with respect to the Shares, and at all times during the term of this Agreement will continue to have, Beneficial Ownership of, good and valid title to and full and exclusive power to vote, issue instructions with respect to the matters set forth in Article III, agree to all of the matters set forth in this Agreement and to Transfer the Shares. The Shares constitute all of the shares of Parent Common Stock owned of record or beneficially by such Holder as of the date of this Agreement. Other than this Agreement, (i) there are no agreements or arrangements of any kind, contingent or otherwise, to which such Holder is a party obligating such Holder to Transfer or cause to be Transferred to any person any of the Shares and (ii) no Person has any contractual or other right or obligation to purchase or otherwise acquire any of the Shares.

(b) Organization; Authority. Such Holder is duly organized, validly existing and in good standing under the Laws of its jurisdiction of formation and has full power and authority and is duly authorized to make, enter into and carry out the terms of this Agreement and to perform its obligations hereunder. This Agreement has been duly and validly executed and delivered by such Holder and (assuming due authorization, execution and delivery by the Company and Parent) constitutes a valid and binding agreement of such Holder, enforceable against such Holder in accordance with its terms (except in all cases as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles), and no other action is necessary to authorize the execution and delivery by such Holder or the performance of such Holder’s obligations hereunder.

(c) No Violation. The execution, delivery and performance by such Holder of this Agreement will not (i) violate any provision of any Law applicable to such Holder; (ii) violate any order, judgment or decree applicable to such Holder or any of its Affiliates; or (iii) conflict with, or result in a breach or default under, any agreement or instrument to which such Holder or any of its Affiliates is a party or any term or condition of its certificate of limited partnership or limited partnership agreement, except where such conflict, breach or default would not reasonably be expected to, individually or in the aggregate, have an adverse effect on such Holder’s ability to satisfy its obligations hereunder.

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(d) Consents and Approvals. The execution and delivery by such Holder of this Agreement does not, and the performance of such Holder’s obligations hereunder, require such Holder or any of its Affiliates to obtain any consent, approval, authorization or permit of, or to make any filing with or notification to, any person or Governmental Authority, except such filings and authorizations as may be required under the Exchange Act.

(e) Absence of Litigation. To the knowledge of such Holder, as of the date of this Agreement, there is no Action pending against, or threatened in writing against such Holder that would prevent the performance by such Holder of its obligations under this Agreement or to consummate the transactions contemplated hereby or by the Business Combination Agreement, including the Merger, on a timely basis.

(f) Absence of Other Voting Agreements. None of the Shares is subject to any voting trust, proxy or other agreement, arrangement or restriction with respect to voting, in each case, that is inconsistent with this Agreement, except as disclosed in the Filed SEC Documents and as contemplated by this Agreement. None of the Shares is subject to any pledge agreement pursuant to which such Holder does not retain sole and exclusive voting rights with respect to the Shares subject to such pledge agreement at least until the occurrence of an event of default under the related debt instrument.

ARTICLE VI

MISCELLANEOUS

Section 6.1 No Solicitation. Each Holder agrees that it will not, and will cause its Affiliates not to, and will use commercially reasonable efforts to cause its and their Representatives not to, directly or indirectly, take any of the actions listed in clauses (i) - (iii) of Section 5.12(a) of the Business Combination Agreement (without giving effect to any amendment or modification of such clauses after the date of this Agreement). Each Holder shall, and shall cause its Affiliates to, and shall use its commercially reasonable efforts to cause its and their Representatives to, immediately cease, and cause to be terminated, any discussions or negotiations conducted before the date of this Agreement with any Person (other than the Company) with respect to any inquiry, proposal or offer that constitutes, or would reasonably be expected to lead to, a Parent Acquisition Proposal. In addition, each Holder agrees to be subject to Section 5.12(d) of the Business Combination Agreement (without giving effect to any amendment or modification of such clauses after the date of this Agreement) as if such Holder were “Parent” thereunder. Notwithstanding the foregoing, to the extent Parent complies with its obligations under Section 5.12 of the Business Combination Agreement and participates in discussions or negotiations with a Person regarding a Parent Acquisition Proposal, each Holder and/or any of its Representatives may engage in discussions or negotiations with such Person to the extent that Parent can act under Section 5.12 of the Business Combination Agreement. For purposes of this section, “Affiliate” shall include any portfolio companies of Riverstone Holdings LLC.

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Section 6.2 Termination. This Agreement shall terminate on the Termination Date. Neither the provisions of this Section 6.2 nor the termination of this Agreement shall relieve (x) any party hereto from any liability of such party to any other party incurred prior to such termination or (y) any party hereto from any liability to any other party arising out of or in connection with a breach of this Agreement. Nothing in the Business Combination Agreement shall relieve any Holder from any liability arising out of or in connection with a breach of this Agreement.

Section 6.3 Notices. All notices, requests and other communications to any party under, or otherwise in connection with, this Agreement shall be in writing and shall be deemed to have been duly given (a) if delivered in person; (b) if transmitted by electronic mail (“e-mail”) (but only if confirmation of receipt of such e-mail is requested and received; provided, that each notice party shall use reasonable best efforts to confirm receipt of any such email correspondence promptly upon receipt of such request); or (c) if transmitted by national overnight courier, in each case as addressed as follows:

if to any Holder, to:

c/o Riverstone Investment Group LLC

712 Fifth Avenue, 36th Floor

New York, New York 10019

Attention:         General Counsel

E-mail:             legal@riverstonellc.com

if to Parent to:

Centennial Resource Development, Inc.

1001 Seventeenth Street, Suite 1800

Denver, Colorado 80202

Attention:         Davis O’Connor

               Chad MacDonald

E-mail:             Davis.OConnor@cdevinc.com

               Chad.MacDonald@cdevinc.com

With a copy (which shall not constitute notice) to:

Latham & Watkins LLP

811 Main Street, Suite 3700

Houston, Texas 77002

Attention:         Ryan J. Maierson

               John M. Greer

E-mail:             ryan.maierson@lw.com

               john.greer@lw.com

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if to the Company, to:

Colgate Energy Partners III, LLC

300 N. Marienfeld St., Ste. 1000

Midland, Texas 79701

Attention:         James H. Walter

              William M. Hickey III

E-mail:            JWalter@colgateenergy.com

               WHickey@colgateenergy.com

With copies (which shall not constitute notice) to:

Kirkland & Ellis LLP

609 Main Street, Suite 4700

Houston, Texas 77002

Attention:         Sean T. Wheeler, P.C.

                 Debbie P. Yee, P.C.

               Emily Lichtenheld

E-mail:         sean.wheeler@kirkland.com

            debbie.yee@kirkland.com

            emily.lichtenheld@kirkland.com

Section 6.4 Amendment; Waiver.

(a) This Agreement shall not be amended or modified except by written instrument duly executed by each of the parties.

(b) No waiver of any term or provision of this Agreement shall be effective unless in writing, signed by the party against whom enforcement of the same is sought. The grant of a waiver in one instance does not constitute a continuing waiver in any other instances. No failure by any party to exercise, and no delay by any party in exercising, any right, remedy, power or privilege hereunder shall operate as a waiver thereof.

Section 6.5 Counterparts; Electric Signatures. This Agreement may be executed in counterparts, each of which shall be deemed an original instrument, but all such counterparts together shall constitute but one agreement. Signatures to this Agreement transmitted by electronic mail in.pdf form, or by any other electronic means designed to preserve the original graphic and pictorial appearance of a document (including DocuSign), will be deemed to have the same effect as physical delivery of the paper document bearing the original signatures. No party shall be bound until such time as all of the parties have executed counterparts of this Agreement.

Section 6.6 Assignment and Binding Effect. Except in connection with a permitted Transfer pursuant to Article II, no party may assign, delegate or otherwise transfer this Agreement or any of its rights or obligations hereunder, by operation of law or otherwise, without the prior written consent of the other parties, and any such attempted assignment, delegation or transfer shall be void. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors, permitted transferees and permitted assigns. Except as expressly set forth in the prior sentence, (a) none of the provisions of this Agreement shall be for the benefit of or enforceable by any third party, including any creditor of any party hereto or any of their Affiliates and (b) no such third party shall obtain any right under any provision of this Agreement or shall by reasons of any such provision make any claim in respect of any liability (or otherwise) against any other party hereto.

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Section 6.7 Conspicuous & Headings. THE PARTIES AGREE THAT, TO THE EXTENT REQUIRED BY APPLICABLE LAW TO BE EFFECTIVE OR ENFORCEABLE, THE PROVISIONS IN THIS AGREEMENT IN BOLD-TYPE OR ALL-CAPS FONT ARE “CONSPICUOUS” FOR THE PURPOSE OF ANY APPLICABLE LAW. The headings of the several articles and sections herein are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

Section 6.8 Entire Agreement. This Agreement (including the schedule hereto) constitutes the entire agreement between the parties with respect to the subject matter hereof and thereof and supersedes all previous agreements, negotiations, discussions, understandings, writings, commitments and conversations between the parties with respect to such subject matter. No agreements or understandings exist among the parties other than those set forth or referred to herein or therein.

Section 6.9 Severability. If any provision of this Agreement or the application thereof to any Person or circumstance is determined by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions hereof, or the application of such provision to Persons or circumstances or in jurisdictions other than those as to which it has been held invalid or unenforceable, shall remain in full force and effect and shall in no way be affected, impaired or invalidated thereby, so long as the economic or legal substance of the transactions contemplated hereby or thereby, as the case may be, is not affected in any manner adverse to any party. Upon such determination, the parties shall negotiate in good faith in an effort to agree upon such a suitable and equitable provision to effect the original intent of the parties. In the event the parties are not able to agree, such provision shall be construed by limiting and reducing it so that such provision is valid, legal, and fully enforceable while preserving to the greatest extent permissible the original intent of the parties; the remaining terms and conditions of this Agreement shall not be affected by such alteration.

Section 6.10 No Partnership, Agency or Joint Venture. This Agreement is intended to create, and creates, a contractual relationship and is not intended to create, and does not create, any agency, partnership, joint venture, any like relationship between the parties hereto or a presumption that the parties are in any way acting in concert or as a group with respect to the obligations or the transactions contemplated by this Agreement.

Section 6.11 Governing Law; Venue; Waiver of Jury Trial.

(a) THIS AGREEMENT, AND ALL CLAIMS OR CAUSES OF ACTION (WHETHER IN CONTRACT OR TORT) THAT MAY BE BASED UPON, ARISE OUT OF RELATE TO THIS AGREEMENT, OR THE NEGOTIATION, EXECUTION OR PERFORMANCE OF THIS AGREEMENT, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF.

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(b) EACH PARTY TO THIS AGREEMENT ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, RELATING TO OR RESULTING FROM THIS AGREEMENT, OR THE CONTEMPLATED TRANSACTIONS. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE EITHER OF SUCH WAIVERS, (B) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVERS, (C) IT MAKES SUCH WAIVERS VOLUNTARILY, AND (D) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 6.11.

(c) THE PARTIES HEREBY AGREE THAT ANY SUIT, ACTION OR PROCEEDING SEEKING TO ENFORCE ANY PROVISION OF, OR BASED ON ANY MATTER RELATING TO, ARISING OUT OF OR RESULTING FROM OR IN CONNECTION WITH, THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, WHETHER IN CONTRACT, TORT OR OTHERWISE, SHALL BE BROUGHT IN THE COURT OF CHANCERY OF THE STATE OF DELAWARE OR IF SUCH COURT DOES NOT HAVE JURISDICTION, IN ANY FEDERAL COURT WITHIN THE STATE OF DELAWARE ONLY, AND THAT ANY CAUSE OF ACTION RELATING TO, ARISING OUT OF OR RESULTING FROM THIS AGREEMENT SHALL BE DEEMED TO HAVE ARISEN FROM A TRANSACTION OF BUSINESS IN THE STATE OF DELAWARE. EACH OF THE PARTIES HEREBY IRREVOCABLY CONSENTS TO THE JURISDICTION OF SUCH COURTS (AND OF THE APPROPRIATE APPELLATE COURTS THEREFROM) IN ANY SUCH SUIT, ACTION OR PROCEEDING AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT ANY SUCH SUIT, ACTION OR PROCEEDING THAT IS BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH OF THE PARTIES HERETO AGREES THAT A JUDGMENT IN ANY SUCH ACTION MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

(d) Each of the parties hereto hereby consents to process being served by any party to this Agreement in any suit, Action or proceeding by the delivery of a copy thereof in accordance with the provisions of Section 6.3 or in such other manner as may be permitted by law.

Section 6.12 Expenses. All fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such fees or expenses, whether or not the Merger is consummated.

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Section 6.13 Non-Recourse. This Agreement may only be enforced against, and any claim or cause of action based upon, arising out of, or related to this Agreement or the transactions contemplated by this Agreement may only be brought against, the entities that are expressly named as parties hereto and then only with respect to the specific obligations set forth herein with respect to such party. Except to the extent a named party to this Agreement (and then only to the extent of the specific obligations undertaken by such named party in this Agreement and not otherwise), no past, present or future director, manager, officer, employee, incorporator, member, partner, equity holder, Affiliate, agent, attorney, advisor, consultant or Representative or Affiliate of any of the foregoing shall have any liability (whether in contract, tort, equity or otherwise) for any one or more of the representations, warranties, covenants, agreements or other obligations or liabilities of any one or more party under this Agreement (whether for indemnification or otherwise) or of or for any claim based on, arising out of, or related to this Agreement or the transactions contemplated by this Agreement.

Section 6.14 Injunctive Relief. The parties agree that irreparable damage, for which monetary damages would not be an adequate remedy, would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached by the parties. Prior to the termination of this Agreement pursuant to Section 6.2, it is accordingly agreed that the parties shall be entitled to an injunction or injunctions, or any other appropriate form of specific performance or equitable relief, to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of competent jurisdiction, in each case in accordance with this Section 6.14, this being in addition to any other remedy to which they are entitled under the terms of this Agreement at applicable Law or in equity. Each party accordingly agrees (a) the non-breaching party will be entitled to injunctive and other equitable relief, without proof of actual damages; and (b) the alleged breaching party will not raise any objections to the availability of the equitable remedy of specific performance to prevent or restrain breaches or threatened breaches of, or to enforce compliance with, the covenants and obligations of such party under this Agreement and will not plead in defense thereto that there are adequate remedies under applicable Law, all in accordance with the terms of this Section 6.14. Each party further agrees that no other party or any other Person shall be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this Section 6.14, and each party irrevocably waives any right it may have to require the obtaining, furnishing or posting of any such bond or similar instrument.

Section 6.15 No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in the Company any direct or indirect ownership or incidence of ownership of or with respect to the Shares. All rights, ownership and economic benefits of and relating to the Shares shall remain vested in and belong to Holders, and the Company shall not have any authority to manage, direct, restrict, regulate, govern or administer any of the policies or operations of Parent or exercise any power or authority to direct Holders in the voting or disposition of any Shares, except as otherwise expressly provided herein.

Section 6.16 Disclosure. Each Holder consents to and authorizes the publication and disclosure by Parent and the Company of such Holder’s identity and holding of Shares, and the terms of this Agreement (including, for avoidance of doubt, the disclosure of this Agreement), in any press release, the Proxy Statement, and any other disclosure document required in connection with the Business Combination Agreement, the Merger and the transactions contemplated by the Business Combination Agreement.

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Section 6.17 Interpretation. The parties have participated jointly in negotiating and drafting this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as jointly drafted by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement. When a reference is made in this Agreement to Articles or Sections, such reference shall be to an Article or Section of this Agreement unless otherwise indicated. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” As used in this Agreement, the “knowledge” of Holders means the actual knowledge of any officer of any Holder after due inquiry. Notwithstanding anything in this Agreement to the contrary, each Holder’s representations, warranties and obligations hereunder are only with respect to itself and the Shares it owns, and is not responsible for any breach by the other Holder or with respect to such other Holder’s Shares.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have executed or caused this Agreement to be executed in counterparts, all as of the day and year first above written.

CENTENNIAL RESOURCE DEVELOPMENT, INC.

By:	/s/ Sean R. Smith
Name: Sean R. Smith Title: Chief Executive Officer

[Signature Page to Voting and Support Agreement]

RIVERSTONE VI CENTENNIAL QB HOLDINGS, L.P.

By: Riverstone Energy Partners VI, L.P. its general partner

By: Riverstone Energy GP VI, LLC its general partner

By: /s/ Peter Haskopoulos
Name: Peter Haskopoulos
Title: Managing Director

REL US CENTENNIAL HOLDINGS, LLC

By: REL IP General Partner LP its managing member

By: REL IP General Partner Limited its general partner

By: /s/ Peter Haskopoulos
Name: Peter Haskopoulos
Title: Director

RIVERSTONE NON-ECI USRPI AIV, L.P.

By: Riverstone Non-ECI USRPI AIV GP, L.L.C. its general partner

By: /s/ Peter Haskopoulos
Name: Peter Haskopoulos
Title: Managing Director

SILVER RUN SPONSOR, LLC

By: Silver Run Sponsor Manager, LLC its managing member

By: /s/ Peter Haskopoulos
Name: Peter Haskopoulos
Title: Managing Director

[Signature Page to Voting and Support Agreement]

COLGATE ENERGY PARTNERS III, LLC

By:	/s/ James H. Walter
Name: James H. Walter
Title: President and Co-Chief Executive Officer

[Signature Page to Voting and Support Agreement]

Schedule I

Number of Shares Beneficially Owned

Riverstone VI Centennial QB Holdings, L.P.:

Parent Class A Shares: 51,188,619

REL US Centennial Holdings, LLC:

Parent Class A Shares: 12,524,331

Riverstone Non-ECI USRPI AIV, L.P.:

Parent Class A Shares: 5,145,600

Silver Run Sponsor, LLC:

Parent Class A Shares: 2,499,866

Schedule I

Exhibit 99.1

Centennial Resource Development and Colgate Energy to Combine,

Creating $7.0 Billion Permian Basin Pure-Play

DENVER & MIDLAND, May 19, 2022 (GLOBE NEWSWIRE) — Centennial Resource Development, Inc. (“Centennial” or the “Company”) (NASDAQ: CDEV) and Colgate Energy Partners III, LLC (“Colgate”) today announced they have entered into an agreement to combine in a merger of equals transaction. The combined company will be the largest pure-play E&P company in the Delaware Basin with approximately 180,000 net leasehold acres, 40,000 net royalty acres and total current production of approximately 135,000 Boe/d. The combined company plans to leverage its high-quality, scaled asset base to drive leading shareholder returns.

Key Highlights

•	High-quality, complementary asset base with differentiated inventory depth to support sustainable free cash flow growth

•	Positioned to significantly increase cash returns to shareholders, with over $1 billion of expected free cash flow[1] in 2023 at current strip prices

•	Highly accretive to key financial metrics, including cash flow, free cash flow & net asset value per share

•	Strong balance sheet with expected leverage[2] below 1.0x at year-end 2022

•	Sean Smith to serve as Executive Chair of the Board; Will Hickey and James Walter to serve as Co-CEOs

•	Significant equity ownership of combined management team aligns with shareholders

•	Shared commitment to prioritizing ESG with continued focus on reducing environmental impact

Management Commentary

“This transformative combination significantly increases scale and drives accretion across all our key financial and operating metrics. Colgate’s complementary, high-margin assets are a natural fit for Centennial, creating the largest pure-play E&P company in the Delaware Basin,” said Sean Smith, Chief Executive Officer of Centennial. “Importantly, the combined company is expected to provide shareholders with an accelerated capital return program through a fixed dividend coupled with a share repurchase plan. We are excited to partner with Colgate as we share a common vision for the pro forma company that includes a strong balance sheet, a disciplined investment program to drive cash flow and a robust return-of-capital program.”

“The Colgate and Centennial teams have each demonstrated a track record of execution through the years, and we are excited to assume leadership roles in the new company to build upon that success and guide the next phase of value creation. Both companies have established strong financial and operational cultures, and we expect the combined company will be a top-tier, low-cost operator that is able to deliver better margins and shareholder returns,” said Will Hickey, Co-CEO of Colgate.

“The merger of Colgate and Centennial is compelling from a financial, operational and strategic standpoint, establishing a leading Permian Basin independent. We believe the pro forma company is positioned to maximize returns for our new investor base, with our combined management team bringing a track record of operational excellence and strategic value creation. Management’s significant ownership in the combined company should give investors confidence that long-term value creation will always be our top priority,” said James Walter, Co-CEO of Colgate.

Transaction Details

The approximately $7.0 billion merger of equals values Colgate at approximately $3.9 billion and is comprised of 269.3 million shares of Centennial stock, $525 million of cash and the assumption of approximately $1.4 billion of Colgate’s outstanding net debt. Given existing cash balances and interim free cash flow, the company expects its net debt-to-LTM EBITDAX ratio at closing to be approximately 1.0x. The cash consideration and the repayment of Colgate’s outstanding credit facility borrowings at closing are expected to be funded with cash on hand and borrowings under an upsized revolving credit facility.

The transaction has been unanimously approved by the Boards of Directors of both companies and is expected to close in the second half of 2022. The company intends to provide detailed forward-looking guidance for the remainder of 2022 at or shortly after closing of the transaction.

Differentiated E&P Platform

•	Return of Capital. The scaled cash flow base and balance sheet of the combined company provides clear line of sight to significant near-term shareholder returns.

•

Combining Best Practices. The combined company intends to integrate leading-edge operational practices from two, highly skilled teams with proven track records. This leveraging of best practices from both organizations positions the combined company for continued success.

•

Deep Inventory of High-Return Locations. The combined company’s adjacent acreage position, coupled with its high-return inventory supports a highly capital-efficient development plan and provides operational flexibility. Upon closing, the combined company will have over 15-years of drilling inventory, assuming its current drilling pace.

•

Maximizing Shareholder Alignment. Upon closing, the combined company will have one of the largest management ownership interests of any public E&P company, with the management team owning approximately 12% of the pro forma total shares outstanding. As a result, the company will be highly focused on increasing shareholder value.

•

Commitment to ESG and Sustainability. As both companies have demonstrated significant reductions in emissions intensity and natural gas flaring to date, ESG excellence will continue to be a core competency of the combined company.

Colgate Overview

Founded in 2015, Colgate has exhibited an exceptional value-creation track record under the leadership of its current Co-CEOs, Will Hickey and James Walter. Colgate has total current production of approximately 70,000 Boe/d and possesses a high-quality acreage position consisting of approximately 105,000 net leasehold acres and 25,000 net royalty acres in the Delaware Basin, with its position concentrated in Reeves and Ward Counties, Texas and Eddy County, New Mexico. The company has grown through a combination of organic development and strategic acquisitions that have increased scale and further enhanced equity returns. The company’s operated acreage position is approximately 90% operated, with a 75% average working interest and an advantaged net revenue interest of 78%, normalized to an 8/8ths basis.

Leadership and Governance

Upon closing, Sean Smith will serve as Executive Chair of the Board of Directors of the newly combined business, and Will Hickey and James Walter will lead the company as Co-CEOs and will serve on the Board of Directors. Matt Garrison, Centennial’s current Chief Operating Officer, and George Glyphis, Centennial’s current Chief Financial Officer, will continue to serve in their respective roles at the combined company. The combined company will be headquartered in Midland, with key positions filled by representatives from both companies. The Denver office will remain open for the foreseeable future to ensure continuity and continued operational success. The combined company will operate under a new name and stock ticker symbol, which are expected to be announced prior to closing.

Following the merger, Centennial’s Board of Directors will be expanded to eleven directors, consisting of Sean Smith, Will Hickey, James Walter, William Quinn (Founder and Managing Partner of Pearl Energy Investments) and Robert Tichio (Partner of Riverstone Holdings LLC), in addition to six independent directors.

“Centennial and Colgate are a clear strategic fit, combining two complementary acreage footprints in the core of the Delaware Basin. We are firm believers in the combined management team and their strategy, and we look forward to creating additional long-term value for stakeholders,” said William Quinn, Founder and Managing Partner of Pearl.

Immediately following the closing, existing Centennial shareholders will own approximately 53% of the combined company, and existing Colgate owners will own approximately 47% of the combined company. Centennial’s largest shareholder, Riverstone, which currently owns approximately 25% of Centennial’s outstanding shares, has executed a Voting and Support Agreement in connection with the transaction. The closing of the merger is subject to customary closing conditions, including approval by Centennial shareholders and regulatory approvals.

Advisors

Citi is serving as financial advisor and Latham & Watkins LLP is serving as legal advisor to Centennial. Credit Suisse Securities (USA) LLC and Jefferies LLC are serving as financial advisors and Kirkland & Ellis LLP is serving as legal advisor to Colgate.

Conference Call and Webcast

Centennial and Colgate will host a joint conference call on Thursday, May 19, 2022 at 6:30 a.m. Mountain (8:30 a.m. Eastern) to discuss the companies’ merger of equals. Interested parties may join the webcast by visiting Centennial’s website at www.cdevinc.com and clicking on the webcast link or by dialing (844) 348-0017, or (213) 358-0877 for international calls, (Conference ID: 4495652) at least 15 minutes prior to the start of the call. A replay of the call will be available on Centennial’s website or by phone at (855) 859-2056 (Conference ID: 4495652) for a seven-day period following the call.

About the Companies

Centennial Resource Development, Inc. is an independent oil and natural gas company focused on the development of oil and associated liquids-rich natural gas reserves in the Permian Basin. The Company’s assets and operations, which are held and conducted through Centennial Resource Production, LLC, are concentrated in the Delaware Basin, a sub-basin of the Permian Basin. For additional information about the Company, please visit www.cdevinc.com.

Colgate is a privately held, independent oil and natural gas company headquartered in Midland, Texas that is engaged in the acquisition, exploration and development of oil and natural gas assets in the Delaware Basin, with operations principally focused in Reeves County, Ward County, and Eddy County. For additional information about Colgate, please visit www.colgateenergy.com.

Cautionary Note Regarding Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, included in this press release regarding the proposed business combination between Centennial and Colgate (the “Merger”) or the strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management of Centennial, Colgate and/or the combined company are forward-looking statements. When used in this press release, the words “could,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” “goal,” “plan,” “target” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. These statements include, but are not limited to, statements about Centennial’s and Colgate’s ability to effect the Merger; the expected benefits and timing of the Merger; future dividends and share repurchases; and future plans, expectations, and objectives for the combined company’s operations after completion of the Merger, including statements about strategy, synergies, future operations, financial position, estimated revenues, projected production, projected costs, prospects, plans, and objectives of management. While forward-looking statements are based on assumptions and analyses that management of Centennial and Colgate believe to be reasonable under the circumstances, whether actual results and developments will meet such expectations and predictions depends on a number of risks and uncertainties that could cause actual results, performance, and financial condition to differ materially from such expectations. Any forward-looking statement made in this news release speaks only as of the date on which it is made. Factors or events that could cause actual results to differ may emerge from time to time, and it is not possible to predict all of them. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investors as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, the Proxy Statement to be filed in connection with the Merger, and the other documents filed by Centennial from time to time with the Securities and Exchange Commission (the “SEC”). These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. These risks and uncertainties may be amplified by the COVID-19 pandemic and the current military conflict in Ukraine, which have caused significant economic uncertainty. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Centennial and Colgate assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by securities and other applicable laws. Neither Centennial nor Colgate gives any assurance that any of Centennial, Colgate or the combined company will achieve its expectations.

Additional Information and Where to Find It

This press release relates to the proposed Merger between Centennial and Colgate. In connection with the proposed Merger, Centennial will file with the SEC a proxy statement on Schedule 14A (the “Proxy Statement”). Centennial will also file other documents regarding the proposed Merger with the SEC. The Proxy Statement will be sent or given to the Centennial Stockholders and will contain important information about the Merger and related matters. INVESTORS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION WITH RESPECT TO THE MERGER AND THE OTHER TRANSACTIONS CONTEMPLATED BY THE BUSINESS COMBINATION AGREEMENT. You may obtain a free copy of the Proxy Statement (if and when it becomes available) and other relevant documents filed by Centennial with the SEC at the SEC’s website at www.sec.gov. You may also obtain Centennial’s documents on its website at www.cdevinc.com.

Participants in Solicitation

Centennial, Colgate and certain of their respective directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in connection with certain matters related to the Merger and may have direct or indirect interests in the Merger. Information about Centennial’s directors and executive officers is set forth in Centennial’s Proxy Statement on Schedule 14A for its 2022 Annual Meeting of Stockholders, filed with the SEC on March 15, 2022, its Annual Report on Form 10-K for the fiscal year ended December 31, 2021, filed with the SEC on February 24, 2022, and its other documents filed with the SEC. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the SEC regarding the proposed transaction when they become available. Investors should read the Proxy Statement carefully when it becomes available before making any voting or investment decisions. Investors may obtain free copies of these documents using the sources indicated above.

(1) The company does not provide guidance on the items used to reconcile between forecasted free cash flow to forecasted net cash provided by operating activities due to the uncertainty regarding timing and estimates of certain items. Therefore, we cannot reconcile forecasted free cash flow to net cash provided by operating activities without unreasonable effort.

(2) The company does not provide guidance on the items used to reconcile between forecasted net debt-to-LTM EBITDAX (or “leverage”) to forecasted long-term debt, net, or forecasted net income due to the uncertainty regarding timing and estimates of certain items. Therefore, we cannot reconcile forecasted leverage to long-term debt, net, or net income without unreasonable effort.

Contact:

Hays Mabry

Sr. Director, Investor Relations

(832) 240-3265

ir@cdevinc.com

SOURCE Centennial Resource Development, Inc.

Exhibit 99.2 MAY 19, 2022 1) Footer(s) Transformational Combination of Centennial & Colgate

Important Information Forward-Looking Statements This presentation includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, included in this presentation regarding the proposed business combination between Centennial and Colgate (the “Merger”) or the strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management of Centennial, Colgate and/or the combined company are forward-looking statements. When used in this presentation, the words “could,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” “goal,” “plan,” “target” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward- looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. These statements include, but are not limited to, statements about Centennial’s and Colgate’s ability to effect the Merger; the expected benefits and timing of the Merger; future dividends and share repurchases; and future plans, expectations, and objectives for the combined company’s operations after completion of the Merger, including statements about strategy, synergies, future operations, financial position, estimated revenues, projected production, projected costs, prospects, plans, and objectives of management. While forward-looking statements are based on assumptions and analyses that management of Centennial and Colgate believe to be reasonable under the circumstances, whether actual results and developments will meet such expectations and predictions depends on a number of risks and uncertainties that could cause actual results, performance, and financial condition to differ materially from such expectations. Any forward- looking statement made in this presentation speaks only as of the date on which it is made. Factors or events that could cause actual results to differ may emerge from time to time, and it is not possible to predict all of them. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investors as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, the proxy statement to be filed in connection with the Merger, and the other documents filed by Centennial from time to time with the Securities and Exchange Commission (the “SEC”). These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. These risks and uncertainties may be amplified by the COVID-19 pandemic and the current military conflict in Ukraine, which have caused significant economic uncertainty. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Centennial and Colgate assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by securities and other applicable laws. Neither Centennial nor Colgate gives any assurance that any of Centennial, Colgate or the combined company will achieve its expectations. Additional Information and Where to Find It This presentation relates to the proposed Merger between Centennial and Colgate. In connection with the proposed Merger, Centennial will file with the SEC a proxy statement on Schedule 14A (the “Proxy Statement”). Centennial will also file other documents regarding the proposed Merger with the SEC. The Proxy Statement will be sent or given to the Centennial stockholders and will contain important information about the Merger and related matters. INVESTORS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION WITH RESPECT TO THE MERGER AND THE OTHER TRANSACTIONS CONTEMPLATED BY THE BUSINESS COMBINATION AGREEMENT. You may obtain a free copy of the Proxy Statement (if and when it becomes available) and other relevant documents filed by Centennial with the SEC at the SEC’s website at www.sec.gov. You may also obtain Centennial’s documents on its website at www.cdevinc.com. Participants in Solicitation Centennial, Colgate and certain of their respective directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in connection with certain matters related to the Merger and may have direct or indirect interests in the Merger. Information about Centennial’s directors and executive officers is set forth in Centennial’s Proxy Statement on Schedule 14A for its 2022 Annual Meeting of Stockholders, filed with the SEC on March 15, 2022, its Annual Report on Form 10-K for the fiscal year ended December 31, 2021, filed with the SEC on February 24, 2022, and its other documents filed with the SEC. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the SEC regarding the proposed transaction when they become available. Investors should read the Proxy Statement carefully when it becomes available before making any voting or investment decisions. Investors may obtain free copies of these documents using the sources indicated above. 1) Footer(s) 2

Establishing a Premier Permian Pure-Play

Combined business uniquely positioned to drive value creation

- ✓ **Highly-aligned management team, with a track record of execution and strong returns**
- ✓ **High-quality, complementary asset base and differentiated inventory depth support free cash flow profile**
- ✓ **Strong balance sheet, well positioned to increase shareholder returns framework in the near-term**
- ✓ **Commitment to ESG and sustainability with shared focus on best practices**

~180,000 Net Acres in the **Delaware Basin Core**

Estimated Current Production of **~135 MBoe/d**[1]

<1.0x Net Debt / LTM EBITDAX at YE'22[2]

15+ Years of High-Quality Inventory

>$1Bn of Pro Forma Free Cash Flow in FY 2023[2]



Northern Delaware (NM)
Eddy
Lea
CENTENNIAL
COLGATE
Culberson
Loving
Winkler
Southern Delaware (TX)
Ward
Reeves

Net Acres	CDEV	Colgate	Pro Forma
TX	49,000	75,000	124,000
NM	25,000	30,000	55,000
Total	74,000	105,000	179,000

1) Represents approximate combined May month-to-date 3-stream production average for Colgate and Centennial
2) Assuming current strip pricing

3

Transaction Overview

TRANSACTION STRUCTURE

- CDEV to combine with Colgate in a ~$7.0bn merger of equals transaction, valuing Colgate at ~$3.9bn[1]
  - 269.3mm CDEV shares issued to the current Colgate equity holders
  - CDEV to assume Colgate outstanding debt[2] upon closing (current net debt of ~$1.4bn)
  - $525mm of cash consideration
- Pro forma equity ownership[3]: Existing CDEV shareholders ~53%, Colgate equity holders ~47%

LEADERSHIP & GOVERNANCE

- Sean Smith (current CDEV CEO) to serve as Executive Chair
- Will Hickey and James Walter (current Colgate CEOs) to serve as Co-CEOs
- Matt Garrison (current CDEV COO) and George Glyphis (current CDEV CFO) to continue their respective roles
- Board of Directors:
  - Inside Directors will include Sean Smith, Will Hickey, James Walter, Robert Tichio (Riverstone) and Billy Quinn (Pearl)
  - 6 additional independent directors will be appointed at closing of the transaction
- New company name to be announced by closing
- Company to be headquartered in Midland, TX, and maintain a significant Denver, CO presence for the foreseeable future

APPROVALS & TIMING

- Unanimously approved by the Centennial and Colgate Boards of Directors
- Transaction subject to customary closing conditions, including the approval of CDEV shareholders and regulatory approvals
- Expected closing during the second half of 2022

Transaction Highly Accretive Across all Key Metrics

- ✓ *Accretive to Cash Flow, Free Cash Flow & NAV Per Share*
- ✓ *Positioned to Deliver More Robust Shareholder Returns*
- ✓ *Stronger Pro-Forma Asset Quality & Inventory Depth*
- ✓ *Enhanced Overall Credit Quality & Cost of Capital*
- ✓ *Increased Size, Scale & Capital Efficiency*

1) Transaction value based on CDEV 5-day VWAP as of May 17, 2022
2) Colgate debt consists of $1bn of Senior Unsecured Notes and ~$450mm of revolving credit facility debt as of 5/18/22
3) Pro forma ownership based on CDEV fully diluted shares outstanding as of 5/18/22

4

Colgate Energy Overview

Track Record of Consistent, Returns-Driven Execution & Value Creation

COLGATE ENERGY

COMPANY OVERVIEW

- Midland-based private E&P co-founded by Will Hickey and James Walter in 2015
  - Lead multi-disciplinary team of over 70 office employees and ~95 field personnel
  - Successfully partnered in Co-CEO responsibilities since inception
  - Supportive, long-term investment from Pearl Energy Investments & NGP Energy Capital
- ~70,000 Boe/d, ~105,000 net acres and ~25,000 net royalty acres in the core of the Delaware Basin
  - ~90% operated, ~95% held by production and ~75% average operated working interest
  - Inventory economics enhanced by royalty and minerals portfolio, with 78% average 8/8ths NRI
- Strategy driven by shareholder return focus – high return inventory driving cash flow generation and dividends

EXECUTION TRACK RECORD

Built Core Delaware Position	▪ Opportunistic, value-driven approach to strategic transactions ▪ Executed 5 large acquisitions, 100+ bolt-on acquisitions, ~40 trades and 10+ divestitures
Consistent, Efficient Development	▪ Multi-rig development program since 2018 ▪ Currently operating 5 rigs and two full time completion crews
Maintained Strong Balance Sheet	▪ High margin assets and prudent balance sheet approach protect business from commodity downcycles ▪ Maintained leverage below 1.0x throughout 2020 downturn
Track Record of Shareholder Returns	▪ Began dividend program in December 2020 ▪ $25mm quarterly dividend implemented in Q1'22

Colgate Acreage Map



Northern Delaware (NM)
~30,000 Net Acres
Lea
Eddy
Loving
Winkler
Southern Delaware (TX)
~75,000 Net Acres
Culberson
Ward
Reeves
COLGATE ENERGY

Current Production (Boe/d)[1]	Total Net Acres	Net Royalty Acres
~70,000	~105,000	~25,000

1) Represents approximate May month-to-date 3-stream production average

5

Creating a Differentiated E&P Platform Focused on Delivering Enhanced Equity Returns COMBINING BEST PRACTICES OF TWO HIGH-PERFORMING TEAMS § Ability to combine leading edge operational practices § Continue momentum of commercial success BUILDING A PLATFORM WITH STRATEGIC DIFFERENTIATION § Scaled cash flow base and balance sheet provide path to significant shareholder returns § Increased flexibility to respond to a range of market conditions LONG RUNWAY OF INVENTORY PROVIDES FLEXIBILITY § Adjacent acreage positions with high-return inventory support highly capital-efficient development plan § >15 years of inventory life at current drilling pace MAXIMIZING SHAREHOLDER ALIGNMENT § One of the largest management ownership interests of any public E&P company § M&A strategy solely focused on shareholder value SHARED COMMITMENT TO ESG & SUSTAINABILITY § Both companies have realized significant reductions in emissions intensity and flaring to-date § Prioritizing further ESG improvement in pro forma company, supported by increased scale and acreage overlap 1) Footer(s) 6

Management Ownership Maximizes Alignment

% of Pro Forma Equity Owned by Management Team[1]



~12%
Pro Forma Company Management Ownership of ~12% Meaningfully Higher Than Peer Group Average of ~1%
Peer Average:~1%
Pro Forma
HES
AR
MTDR
HPK
MGY
RRC
ESTE
LPI
CNX
BATL
BRY
MUR
APA
SM
PDCE
DVN
NOG
CTRA
SWN
EQT
MRO
OVV
PXD
COP
CPE
FANG
EOG
OAS
CIVI
DEN
ROCC
GPOR
CRGY
CHK
CRC

Source: CapitalIQ and public filings
(1) Comparable companies excludes controlled companies. Peer figures assume direct beneficial ownership held by management team only.

7

Combining Leading Returns-Driven Teams Colgate Total Annualized Returns CDEV Total Annualized Shareholder Returns 1 2 (Since 2016 ) (Since April 2020 ) 55% 396% 13% 74% 10% 26% 1 2 3 1 2 3 S&P 500 E&P Index E&P Index S&P 500 Differentiated returns relative to both the E&P Significant outperformance since Sean sector and broader market since initial equity Smith’s appointment as Centennial’s CEO investment in 2016 (April 2020) S 1) ourcF eoot : Ble oro (s m ) berg as of 5/18/2022. 1) Represents annualized return from 1/4/2016 through 5/18/2022 2) Represents annualized return from 4/1/2020 through 5/18/2022 8

Strong Balance Sheet with Financial Flexibility OVERVIEW Pro Forma Leverage Profile 1.1x § Pro forma company to maintain a strong balance ~1.0x <1.0x sheet with significant financial flexibility ‒ Anticipate ~1.0x Net Debt / LTM EBITDAX at closing & maintaining longer-term leverage of <1.0x CDEV Pro Forma Pro Forma ‒ No near-term maturities (3/31/22) (at close) (YE'22) ‒ Commencing a pro forma credit facility upsize in Commitment to maintaining <1.0x leverage for 2023 and beyond the near-term Pro Forma Senior Unsecured Note Maturity Profile ($mm) § Combined company free cash flow generation between announcement and closing expected to 5.375% Notes due 2026 (CDEV) 7.750%. Notes due 2026 (Colgate) significantly reduce revolver borrowings at close 6.875% Notes due 2027 (CDEV) 3.250% Convert. Notes due 2028 (CDEV) § Hedge strategy supports pro forma balance sheet $700 5.875% Notes due 2029 (Colgate) strength $589 § Balance sheet strength underpins robust pro forma $300 $356 shareholder return program and enhances overall strategic flexibility $170 $289 2022 2023 2024 2025 2026 2027 2028 2029 1) Footer(s) 9

Applying Combined Best Practices to Drive Synergies

Operational Efficiencies	Corporate Efficiencies	Margin Enhancement



Average Spud-to-Spud (# Days)
~14
~20
CENTENNIAL
COLGATE



Q1'22 Cash G&A / Boe
$2.13
$0.99
CENTENNIAL
COLGATE



Q1'22 Unhedged EBITDAX Margin ($/Boe)
~$47
~$50
CENTENNIAL
COLGATE

- ✓ **Application of Centennial's enhanced drilling and completion cycle times**
  - *Potential to reduce total pro forma rig count, but maintain development activity levels and growth profile*
- ✓ **Margin expansion from Colgate's strong cost structure and netbacks**
  - *Colgate operating at lower per unit costs with stronger oil realizations and NRIs*
- ✓ **Opportunity for increased utilization of water recycling technology**
  - *Larger scale supports greater opportunity for field-wide recycling infrastructure and execution*
- ✓ **Increased acreage position to drive strategic acreage transactions**
  - *Both companies have strong track record of acreage enhancement (swaps / trades and bolt-on acquisitions), with ability to work from larger footprint going forward*
- ✓ **Additional corporate-level synergy potential**
  - *Accretive debt refinancing potential from larger pro forma scale and strong balance sheet*

10

Shared Commitment to ESG Program

PRIORITIZING ESG

ESG excellence is a core focus of the pro forma business, with both companies having Board committees devoted to ESG initiatives, executive compensation tied to ESG performance, and published Corporate Sustainability Reports.

ENVIRONMENTAL FOCUS

Centennial and Colgate focus on continually reducing their environmental impact, having both demonstrated reduced natural gas flaring and GHG emissions intensity.

CENTENNIAL

COLGATE ENERGY

SAFE WORKPLACE

Maintaining the safety and well-being of employees, contractors and communities is of key importance to the pro forma company. Both companies exhibit best-in-class workplace safety metrics and strive for continual improvement.

SOCIAL IMPACT

The pro forma company is dedicated to making positive impacts in the communities where we live and work, participating in partnerships with the town of Pecos, Midland schools, The Permian Strategic Partnership and numerous other non-profits in TX, NM and CO.

ESG Commitment In Practice

- ✓ *Reducing greenhouse gas emissions*
- ✓ *Minimizing natural gas flaring*
- ✓ *Maintaining safe and responsible operations*

GHG Emissions (Intensity)


Significant reduction in greenhouse gas emissions from both Companies
37.8
17.7
13.3
12.1
2020
2021

Natural Gas Flaring (% of total)


Colgate
CDEV
Driving continued improvement in minimizing flaring
1.7%
1.4%
0.9%
0.8%
Q3'21
Q4'21

11

Preliminary Pro Forma Outlook

KEY CORPORATE OBJECTIVES

- *Maximizing corporate-level returns*
- Returns and payback driven capital allocation strategy
- Relentless approach to achieving cost leadership
- Growth when it enhances near-term FCF
- *Generating FCF and returning it to shareholders*
- Focus on maintaining low leverage throughout cycles
- Thoughtful hedging program to protect downside
- Commitment to ESG

Scaled Production	*Efficient Development*	*FCF-Focused Growth*
~145 Mboe/d	**~140 Wells**	**~10%**
Q4'22E Production	*Operated Wells Drilled / Year*	*Q4'22 – Q4'23 Production Growth*

Disciplined Cost Control	*Low Leverage*	*Significant Free Cash Flow*
< $7.00 / Boe	**< 1.0x**	**> $1.0bn**
Target LOE + Cash G&A / Boe	*Net Debt / LTM Leverage by YE'22*[1]	*Pro Forma 2023E FCF*[1]

Note: Formal pro forma company guidance to be provided at closing or shortly thereafter

1) Assumes current Strip pricing

12

Differentiated Return of Capital Profile

2022E All-In Return of Capital Yield – Permian Peers



Base Dividend
Variable Dividend
Share Repurchase
~1%
~8%
~1%
<1%
~7%
~2%
~3%
~5%
~1%
Share Repurchase
~4%
Base Dividend
~2%
<1%
<1%
0%
0%
Peer 1
Peer 2
Peer 3
CENTENNIAL
+
COLGATE
Peer 4
Peer 5
Peer 6
Peer 7
Large-Cap Peers
SMid-Cap Peers

Repurchase Program	*Base Dividend*	*Pro Forma Return Policy*
CDEV: $350mm 2-year share buyback authorization	*Colgate: $25mm quarterly base dividend in place* *(implies ~$0.04 / pro forma share)*	*Pro Forma Company positioned to deliver additional returns in the near-term*

Source: Company filings and FactSet data as of 5/18/22
Note: Large Cap peers represents DVN, FANG, and PXD; SMid-Cap Peers include CPE, ESTE, MTDR, and SM

13

Premier Permian Pure-Play

Delivering on Key Investor Criteria



Eddy
Lea
Northern Delaware (NM)
~55,000 Net Acres
Southern Delaware (TX)
~124,000 Net Acres
Loving
Winkler
Ward
Reeves
Pecos
Pro Forma Acreage

CENTENNIAL

COLGATE ENERGY

- ✓ **Premier asset quality and inventory depth**
- ✓ **Significant operational & financial scale**
- ✓ **Disciplined, differentiated growth**
- ✓ **Sustainable free cash flow generation**
- ✓ **Accelerated, robust shareholder return program**
- ✓ **Strong balance sheet and financial flexibility**
- ✓ **Commitment to ESG & sustainability**

14

Appendix 1) Footer(s)

Management Team Positioned for Success Executive Team Board of Directors Will Hickey James Walter Sean Smith Co-Chief Executive Officer Co-Chief Executive Officer Executive Chair • Current President, Co-CEO and Co- • Current President, Co-CEO and Co- • Centennial Chief Executive Officer and director Founder of Colgate Founder of Colgate since April 2020 • Previously worked at EnCap Investments • Previously worked at Denham Capital and • Previously served as Chief Operating Officer of and Pioneer Natural Resources Boston Consulting Group Centennial George Glyphis Matt Garrison Directors Independent Directors Chief Financial Officer Chief Operating Officer Insider Directors • Chief Financial Officer of Centennial since • Chief Operating Officer of Centennial since • Sean Smith • 6 independent October 2016 April 2020 directors to be • Will Hickey appointed at • Previously served as a Managing Director in • Previously served as VP of Geosciences at • James Walter closing the Oil & Gas Investment Banking practice Centennial and Division Exploration • Billy Quinn at J.P. Morgan Manager for EOG Resources in their Midland Division • Robert Tichio 1) Footer(s) 16

Centennial Hedge Position Overview[1]

	FY 2022			FY 2023					FY 2024	
	Q3	Q4	Bal. 2022	Q1	Q2	Q3	Q4	2023	Q1	2024
WTI Fixed Price Swaps										
Total Volume (Bbl)	782,000	690,000	1,472,000	225,000	227,500	92,000	92,000	636,500	--	--
Daily Volume (Bbl/d)	8,500	7,500	8,000	2,500	2,500	1,000	1,000	1,744	--	--
Weighted Average Price ($ / Bbl)	$65.46	$65.63	$65.54	$73.51	$73.25	$72.98	$72.98	$73.26	--	--
WTI Collars										
Total Volume (Bbl)	368,000	368,000	736,000	540,000	546,000	368,000	368,000	1,822,000	--	--
Daily Volume (Bbl/d)	4,000	4,000	4,000	6,000	6,000	4,000	4,000	4,992	--	--
Weighted Average Ceiling ($ / Bbl)	$102.07	$97.85	$99.96	$87.77	$87.77	$88.81	$88.81	$88.19	--	--
Weighted Average Floor ($ / Bbl)	$76.25	$76.25	$76.25	$73.33	$73.33	$73.75	$73.75	$73.50	--	--
Mid-Cush Basis Swaps										
Total Volume (Bbl)	552,000	552,000	1,104,000	--	--	--	--	--	--	--
Daily Volume (Bbl/d)	6,000	6,000	6,000	--	--	--	--	--	--	--
Weighted Average Price ($ / Bbl)	$0.29	$0.29	$0.29	--	--	--	--	--	--	--
WTI Roll Fixed Price Swaps										
Total Volume (Bbl)	920,000	920,000	1,840,000	--	--	--	--	--	--	--
Daily Volume (Bbl/d)	10,000	10,000	10,000	--	--	--	--	--	--	--
Weighted Average Price ($ / Bbl)	$0.71	$0.71	$0.71	--	--	--	--	--	--	--
Henry Hub Fixed Price Swaps										
Total Volume (MMBtu)	2,760,000	1,540,000	4,300,000	--	--	--	--	--	--	--
Daily Volume (MMBtu/d)	30,000	16,739	23,370	--	--	--	--	--	--	--
Weighted Average Price ($ / MMBtu)	$3.24	$3.15	$3.21	--	--	--	--	--	--	--
Henry Hub Collars										
Total Volume (MMBtu)	1,840,000	2,450,000	4,290,000	4,500,000	3,640,000	3,680,000	3,680,000	15,500,000	1,820,000	1,820,000
Daily Volume (MMBtu/d)	20,000	26,630	23,315	50,000	40,000	40,000	40,000	42,466	20,000	4,973
Weighted Average Ceiling ($ / MMBtu)	$3.97	$5.06	$4.59	$7.12	$6.86	$6.86	$7.28	$7.04	$5.31	$5.31
Weighted Average Floor ($ / MMBtu)	$3.50	$3.87	$3.71	$4.00	$3.56	$3.56	$3.60	$3.70	$3.25	$3.25
Waha Differential Basis Swaps										
Total Volume (MMBtu)	1,840,000	1,840,000	3,680,000	2,250,000	2,275,000	2,300,000	2,300,000	9,125,000	--	--
Daily Volume (MMBtu/d)	20,000	20,000	20,000	25,000	25,000	25,000	25,000	25,000	--	--
Weighted Average Price ($ / MMBtu)	($0.45)	($0.45)	($0.45)	($1.11)	($1.11)	($1.11)	($1.11)	($1.11)	--	--

Note: Hedges shown from H2'22 through FY'24 to reflect expected closing in H2'22
1) Hedge position as of 5/18/22

17

Colgate Hedge Position Overview[1]

	FY 2022			FY 2023					FY 2024				
	Q3	Q4	Bal. 2022	Q1	Q2	Q3	Q4	2023	Q1	Q2	Q3	Q4	2024
WTI Fixed Price Swaps													
Total Volume (Bbl)	1,840,000	1,840,000	3,680,000	1,350,000	1,365,000	1,380,000	1,380,000	5,475,000	637,000	637,000	644,000	644,000	2,562,000
Daily Volume (Bbl/d)	20,000	20,000	20,000	15,000	15,000	15,000	15,000	15,000	7,000	7,000	7,000	7,000	7,000
Weighted Average Price ($ / Bbl)	$104.31	$98.30	$101.31	$93.15	$89.97	$87.35	$85.10	$88.86	$82.03	$80.29	$78.64	$77.22	$79.54
Mid-Cush Basis Swaps													
Total Volume (Bbl)	1,840,000	1,840,000	3,680,000	1,350,000	1,365,000	1,380,000	1,380,000	5,475,000	637,000	637,000	644,000	644,000	2,562,000
Daily Volume (Bbl/d)	20,000	20,000	20,000	15,000	15,000	15,000	15,000	15,000	7,000	7,000	7,000	7,000	7,000
Weighted Average Price ($ / Bbl)	$0.69	$0.67	$0.68	$0.48	$0.48	$0.46	$0.46	$0.47	$0.43	$0.43	$0.43	$0.43	$0.43
WTI Roll Fixed Price Swaps													
Total Volume (Bbl)	1,840,000	1,840,000	3,680,000	1,350,000	1,365,000	1,380,000	1,380,000	5,475,000	637,000	637,000	644,000	644,000	2,562,000
Daily Volume (Bbl/d)	20,000	20,000	20,000	15,000	15,000	15,000	15,000	15,000	7,000	7,000	7,000	7,000	7,000
Weighted Average Price ($ / Bbl)	$3.38	$2.47	$2.92	$1.31	$1.25	$1.24	$1.24	$1.26	$0.74	$0.74	$0.74	$0.74	$0.74
Henry Hub Fixed Price Swaps													
Total Volume (MMBtu)	2,005,893	1,892,715	3,898,608	1,670,157	1,572,752	1,486,925	1,413,628	6,143,462	464,919	446,321	429,388	413,899	1,754,527
Daily Volume (MMBtu/d)	21,803	20,573	21,188	18,557	17,283	16,162	15,366	16,831	5,109	4,905	4,667	4,499	4,794
Weighted Average Price ($ / MMBtu)	$8.03	$8.06	$8.05	$7.64	$4.70	$4.70	$4.90	$5.55	$5.01	$3.93	$4.01	$4.32	$4.33
Henry Hub Collars													
Total Volume (MMBtu)	3,054,107	3,167,285	6,221,392	2,154,843	2,294,748	2,423,075	2,496,372	9,369,038	1,355,081	1,373,679	1,410,612	1,426,101	5,565,473
Daily Volume (MMBtu/d)	33,197	34,427	33,812	23,943	25,217	26,338	27,134	25,669	14,891	15,095	15,333	15,501	15,206
Weighted Average Ceiling ($ / MMBtu)	$11.41	$11.65	$11.53	$16.90	$8.15	$7.85	$9.10	$10.34	$15.00	$6.45	$6.52	$7.30	$8.77
Weighted Average Floor ($ / MMBtu)	$7.00	$7.00	$7.00	$6.00	$3.50	$3.50	$3.50	$4.07	$3.50	$3.00	$3.00	$3.25	$3.19
Waha Differential Basis Swaps													
Total Volume (MMBtu)	5,060,000	5,060,000	10,120,000	3,825,000	3,867,500	3,910,000	3,910,000	15,512,500	1,820,000	1,820,000	1,840,000	1,840,000	7,320,000
Daily Volume (MMBtu/d)	55,000	55,000	55,000	42,500	42,500	42,500	42,500	42,500	20,000	20,000	20,000	20,000	20,000
Weighted Average Price ($ / MMBtu)	($0.72)	($0.81)	($0.77)	($1.09)	($1.40)	($1.42)	($1.41)	($1.33)	($0.59)	($0.67)	($0.66)	($0.64)	($0.64)

Note: Hedges shown from H2'22 through FY'24 to reflect expected closing in H2'22
1) Hedge position as of 5/18/22

18

1 Q1 2022 Unhedged EBITDAX Margin Reconciliation CDEV Unhedged EBITDAX Margin Reconciliation Colgate Unhedged EBITDAX Margin Reconciliation FY 2022 FY 2022 ($ in thousands, unless specified) Q1 ($ in thousands, unless specified) Q1 Net income (loss) ($131,858) Net income $15,802 Interest expense 17,888 Interest expense 13,154 Interest income (7) Income tax expense 6,776 Depreciation, depletion and amortization 50,004 Depreciation, depletion and amortization 71,009 Accretion of discount on asset retirement obligations 314 Impairment and abandonment expenses 2,627 Loss on derivatives not designated as hedges 333,187 Non-cash derivative loss 86,645 Net cash settlements paid on commodity derivatives (64,343) 2 Stock-based compensation expense 18,834 Non-cash stock-based compensation 19,815 Exploration and other expenses 2,307 Exploration and abandonments 54 Loss on sale of long-lived assets (82) Net (gain) loss on disposition of assets and other (9,258) Adjusted EBITDAX $217,072 Adjusted EBITDAX $215,796 Plus: Realized cash settlement derivative loss / (gain) 42,878 Plus: Realized Derivative Loss / (Gain) 64,343 Unhedged EBITDAX $259,950 Unhedged EBITDAX $280,139 Total Net Production (Mboe) 5,522 Total Production (Mboe) 5,645 Unhedged EBITDAX Margin per Boe ($ / Boe) $47.07 Unhedged EBITDAX Margin per Boe ($ / Boe) $49.63 1) 1) F Uoot nhe ed r(g se )d EBITDAX margin is a non-GAAP financial measure 2) Includes stock-based compensation for equity awards and also for cash-based liability awards that have not yet been settled in cash, both of which relate to general and administrative employees only. Stock-based compensation amounts for geographical and geophysical personnel are included within the Exploration and other expenses line item 19